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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K

                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 28, 2000



                             SUNTERRA CORPORATION
            (Exact name of registrant as specified in its charter)


          Maryland                        000-21193                           95-4582157
(State or other jurisdiction       (Commission File Number)       (IRS Employer Identification No.)
      of incorporation)



                            6177 Lake Ellenor Drive
                            Orlando, Florida 32809
                              "www.sunterra.com"
                   (Address of Principal Executive Offices)

                                 407-532-1000
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.

             See August Monthly Operating Reports for all Sunterra debtors consolidated and the 16 operating entities filed with the United States Bankruptcy Court for the District of Maryland (Baltimore) on November 28, 2000 attached hereto as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

             Exhibit No.            Description
             -----------            -----------
                  99      August monthly operating reports filed
                          November 28, 2000


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUNTERRA CORPORATION
                                         (Registrant)



Date: December 12, 2000                  By /s/ Lawrence E. Young
                                           --------------------------
                                            Lawrence E. Young
                                            Chief Financial Officer
                                            and Vice President